Exhibit 10.29.2

EXECUTION VERSION

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Amendment”) dated as of April 23, 2012 among MOLSON COORS BREWING COMPANY (the “Company”), the Lenders that are signatories to this Amendment and DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as Administrative Agent under the Credit Agreement referred to below (the “Administrative Agent”).

The Company, the lenders parties thereto and the Administrative Agent are parties to a Term Loan Agreement dated as of April 3, 2012 (as amended, supplemented or otherwise modified and in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”).

The parties hereto wish now to amend the Credit Agreement in certain respects, and, accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Certain Defined Terms. The following definitions shall be amended to read in their entirety as follows:

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans pursuant to Section 2.01, as such commitment may be reduced or increased from time to time pursuant to the terms hereof. The initial amount of each Lender’s Commitment to make Euro Loans and US Dollar Loans, as applicable, is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable.

“Index Debt” means senior, unsecured, long-term indebtedness for borrowed money of the Company that is (i) not guaranteed by any Person that does not guarantee all the Obligations under this Agreement and (ii) not benefited by any other credit enhancement. For purposes of determining a rating provided by Moody’s, to the extent that the Company does not otherwise have an “Index Debt” rating from Moody’s, “Index Debt” shall include the senior, unsecured, long-term indebtedness for borrowed money of Coors Brewing Company that is (i) not guaranteed by any Person that does not guarantee all the Obligations under this Agreement and (ii) not benefited by any other credit enhancement.

2.03. Commitments. Section 2.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

AMENDMENT NO. 1

“SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees on the Closing Date (i) to make a Loan to the Company in US Dollars up to such Lender’s Commitment in respect of US Dollar Loans and (ii) to make a Loan to the Additional Borrower (or, if the conditions set forth in Section 4.03 have not been satisfied, the Company) in Euro up to such Lender’s Commitment in respect of Euro Loans (such Euro Loan amount to be determined using the Exchange Rate in effect three Business Days prior to the Closing Date), in each case in an aggregate principal amount that will not result in (A) such Lender’s Term Loan Exposure exceeding its Commitment or (B) the aggregate Term Loan Exposure of all Lenders exceeding the aggregate amount of the Commitments; provided, that if for any reason the full amount of such Lender’s Commitment is not fully drawn on the Closing Date, the undrawn portion thereof shall automatically be cancelled on such date. Any amount borrowed under this Section 2.01 and subsequently repaid or prepaid may not be reborrowed. Each Lender’s Commitment shall terminate immediately and without further action on the Closing Date after giving effect to the funding of such Lender’s Commitment on such date.”

2.04. Priority Indebtedness. Section 6.01(a) of the Credit Agreement is hereby amended by amending clause (iv) thereof to read in its entirety as follows:

“(iv) the Revolving Credit Agreement up to an aggregate principal amount of US$550,000,000 (and related Guarantees thereof)”

2.05. Schedules to the Credit Agreement. Schedule 2.01 of the Credit Agreement is hereby amended to read in its entirety as set forth in Exhibit A to this Agreement.

Section 3. Representations and Warranties. The Company represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties set forth in Article III of the Credit Agreement (after giving effect to the amendments contemplated herein), other than those set forth in Sections 3.04(b) and 3.06(a) thereof, and in each of the other Loan Documents are true and correct on and as of the date hereof as if made on and as of the date hereof unless such representations and warranties expressly relate to an earlier date, in which case they are true on and as of such date, and as if each reference in said Article III to “this Agreement” included reference to this Amendment, and (b) no Default shall have occurred and be continuing.

Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions: (a) the Administrative Agent shall have received counterparts of this Amendment signed by each of the Company, the Subsidiary Guarantors and the Required Lenders and (b) the Administrative Agent and the Lenders shall have received payment of all reasonable fees and expenses (including fees and disbursements of special counsel for the Administrative Agent) payable under the Credit Agreement and invoiced two days prior to the date hereof.

Section 5. Confirmation of Guarantee. The Company (a) confirms its obligations under the guarantee set forth in Article VIII of the Credit Agreement, (b) confirms that its obligations under the Credit Agreement as amended hereby are entitled to the benefits of such guarantee, (c) confirms that its obligations under the Credit Agreement as amended hereby constitute “Obligations” (as defined in the Credit Agreement) and (d) agrees that the Credit Agreement as amended hereby is the Credit Agreement under and for all purposes of such guarantee.
Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment shall constitute a “Loan Document” for all

AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

purposes of the Credit Agreement and the other Loan Documents. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature Pages Follow.]

AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

MOLSON COORS BREWING COMPANY

    By /s/ Julio O. Ramirez
        Name: Julio O. Ramirez
Title: VP, Treasurer, Tax & Strategic Finance

AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

ADMINISTRATIVE AGENT:

DEUTSCHE BANK AG NEW YORK
BRANCH, as Administrative Agent

By /s/ Heidi Sandquist
        Name: Heidi Sandquist
Title: Director

By /s/ Ming K. Chu
        Name: Ming K. Chu
Title: Vice President

AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

LENDERS:

DEUTSCHE BANK AG NEW YORK BRANCH

    By /s/ Heidi Sandquist
        Name: Heidi Sandquist
Title: Director

By /s/ Ming K. Chu
        Name: Ming K. Chu
Title: Vice President

MORGAN STANLEY BANK, N.A.

By    /s/ Lisa Kopff
        Name: Lisa Kopff
        Title: Authorized Signatory

AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

Each undersigned Subsidiary Guarantor (a) confirms its obligations under the guarantee set forth in the Subsidiary Guarantee Agreement, (b) confirms that its obligations under the Credit Agreement as amended hereby are entitled to the benefits of the Subsidiary Guarantee Agreement, (c) confirms that its obligations under the Credit Agreement as amended hereby constitute “Obligations” (as defined in the Subsidiary Guarantee Agreement) and (d) agrees that the Credit Agreement as amended hereby is the Credit Agreement under and for all purposes of the Subsidiary Guarantee Agreement.

MOLSON CANADA 2005

By    /s/ Kelly L. Brown
Name:    Kelly L. Brown
Title:     Chief Legal Officer

By    /s/ Wouter Vosmeer
Name:    Wouter Vosmeer
Title:     Chief Financial Officer

MOLSON COORS INTERNATIONAL LP

By    /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Vice President, Taxation and Treasurer

COORS BREWING COMPANY

By    /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Vice President, Taxation and Treasurer

CBC HOLDCO LLC

By    /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Vice President, Taxation and Treasurer

CBC HOLDCO 2 LLC

By    /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Vice President, Taxation and Treasurer

MC HOLDING COMPANY LLC

By    /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Vice President, Taxation and Treasurer

AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

MOLSON COORS CAPITAL FINANCE ULC

By    /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Treasurer

MOLSON COORS INTERNATIONAL GENERAL, ULC

By    /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Treasurer

COORS INTERNATIONAL HOLDCO, ULC

By    /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Treasurer

MOLSON COORS CALLCO ULC

By    /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Treasurer

NEWCO3, INC.

By    /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Treasurer

AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

EXHIBIT A

SCHEDULE 2.01

Commitments

Lender	US Dollar Loan Commitment	Euro Loan Commitment	Total Commitment
Deutsche Bank AG New York Branch	US$75,000,000	US$75,000,000	US$150,000,000
Morgan Stanley Bank, N.A.	US$75,000,000	US$75,000,000	US$150,000,000
Total	US$150,000,000	US$150,000,000	US$300,000,000

AMENDMENT NO. 1 TO TERM LOAN AGREEMENT